EXHIBIT 10.11 - COVER LETTER
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March 21, 1997



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re: Selective Insurance Group, Inc. Form 10K for the period ending December 31, 1997

Ladies and Gentlemen:

Accompanying this letter for filing pursuant to the Securities Act of 1933, is an amendment, effective October 29, 1996, to The Selective Insurance Group, Inc. Stock Option Plan II . This plan was filed as Exhibit 4.1 and 4.2 to the Company's Registration Statement on Form S-8 No. 33-87534.

Very truly yours,

/s/ Leo L. McConville, Jr.
    ----------------------
    Leo L. McConville, Jr.
    Accountant Technical
    Specialist


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EXHIBIT 10.11
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                 SELECTIVE INSURANCE GROUP, INC. RESOLUTIONS
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     RESOLVED, that the first three sentences of Section III of the Selective
Insurance Stock Option Plan II (the "Plan"), be and the same hereby are, amended so that, as amended, said sentences shall be as follows:

           The Plan shall be administered by a Compensation Committee (the "Committee") appointed by the Board of Directors of the Company. The Committee shall consist of two (2) or more directors of the Company, all of whom shall be both "Non-Employee Directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "Outside Directors" as defined for the purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Subject to the terms and conditions of the Plan, the Committee shall have the exclusive authority to select the terms and conditions of Option Agreements (as hereinafter defined) and whether an option will be granted to an employee as a stock option which qualifies as an incentive stock option under Section 422 of the Code (hereinafter referred to as a "Qualified Option") or a stock option which does not qualify under the Code (hereinafter referred to as a "Non-Qualified Option").

     RESOLVED further, that the proper officers of the Company be, and they hereby are, authorized an empowered to execute and deliver, for and on behalf of the Company, all such further instruments and documents, and to perform all such further acts as they, in their discretion shall deem necessary or appropriate in order to carry into effect the intents and purposes of the foregoing resolutions.